SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported)
                      January 25, 1999

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000

             This document consists of 2 pages.

Item 5.   Other Events

Registrant announced on January 25, 1999 that its board of directors has declared a 11% increase in the quarterly cash dividend on Registrant's common stock and approved a two-for-one stock split.

The quarterly dividend on a post-split basis will increase to 20 cents a share from 0.18 cents, and will be payable April 1 to the holders of record as of March 5, 1999. The additional shares of common stock pursuant to the stock split will be distributed on February 23, 1999 to the holders of record as of February 4, 1999.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                             /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Dated: January 26, 1999

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